Exhibit 10.1

AMENDMENT NO. 1 TO THE
LOAN AGREEMENT

This AMENDMENT NO. 1 TO THE LOAN AGREEMENT (the “Amendment”) is made effective this November ___, 2008, amends and restates that certain Loan Agreement (the “Loan Agreement”), dated October 9, 2008, by and among Denly ACI Partners, Ltd., a Texas limited partnership (the "Partnership"), and Dennis C. von Waaden, and Sally A. von Waaden, as Co-Trustees of The von Waaden 2004 Revocable Trust (the "Trust"), and America West Resources, Inc., a Nevada corporation (the "Borrower").  The Partnership and the Trust are hereinafter collectively referred to as the "Lenders").

WHEREAS, the Company and Lenders have agreed to make certain changes to the Loan Agreement;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   The definition of “Final Closing Date” is hereby amended in its entirety and replaced with the following:

“"Final Closing Date" shall mean no later than December 31, 2008.”

2.            Section 6.2(a) is hereby amended in its entirety and replaced with the following:

“(a)  Confirmation Order shall have been entered and shall have become a Final Confirmation Order by no later than December 5, 2008.”

3.            In connection with this Amendment, the Company and Lenders have agreed to amend and restate the Notes, in the form attached hereto as Exhibit A.

4.            Defined terms not defined herein shall have the meaning set forth in the Note Agreement.

5.            The Borrower agrees to pay all costs and expenses and reimburse the Lenders for any and all expenditures related to this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

America West Resources, Inc., a Nevada corporation

By:	/s/ DAN R. BAKER
Dan R. Baker
Chief Executive Officer

Denly ACI Partners, Ltd., a Texas limited partnership

By:	Denly ACI Mgt., LLC,
a Texas limited liability company

By:	/s/ DENNIS C. VON WAADEN
Dennis C. von Waaden, Manager

By:	/s/ SALLY A. VON WAADEN
Sally A. von Waaden, Manager

Dennis C. von Waaden, Co-Trustee of The von Waaden 2004 Revocable Trust, created under agreement dated May 13, 2004

Sally A. von Waaden, Co-Trustee of The von Waaden 2004 Revocable Trust, created under agreement dated May 13, 2004

Exhibit A